UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 29, 2020, Emmaus Life Sciences, Inc. (“we,” “our,” “us,” “Emmaus” or the “company”) was notified by Squar Milner LLP (“Squar Milner”), the company’s independent registered public accounting firm, that the previously announced transaction with Baker Tilly US, LLP (“Baker Tilly”) in which Squar Milner will combine its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner will join Baker Tilly as employees or partners will be effective November 1, 2020. According to Baker Tilly, the combination will create one of the ten largest CPA advisory firms in the nation.

Under Securities and Exchange Commission (“SEC”) guidelines, the combination of Squar Milner with Baker Tilly constitutes a change in our certifying accountant. Accordingly, on November 1, 2020, Squar Milner effectively resigned as our auditors and on November 4, 2020 the Audit Committee of our Board of Directors approved Baker Tilly’s engagement as our successor independent registered public accounting firm.

Prior to engaging Baker Tilly, the company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Squar Milner was engaged by the company following our Audit Committee’s approval on September 10, 2020 to audit our financial statements for the fiscal years ended December 31, 2019 and 2018 but has not yet rendered any audit report, so no report of Squar Milner regarding the company’s financial statements for the fiscal years ended December 31, 2019 and 2018 contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018 and during the interim period from December 31, 2019 through November 1, 2020, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports.

Prior to filing this Current Report with the SEC, we provided Squar Milner with a copy and requested that Squar Milner furnish us with a letter addressed to the SEC stating whether it agrees with above statements and, if not, the respects in which it does not agree. A copy of Squar Milner’s letter dated November 4, 2020 is filed as Exhibit 16.1 to this Current Report and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2020	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YASUSHI NAGASAKI
	Name:	Yasushi Nagasaki
	Title:	Interim Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter dated November 4, 2020 from Squar Milner LLP to the Securities and Exchange Commission

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